EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Haverty Furniture Companies, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Clarence H. Smith, President and Chief Executive Officer of the Company, and Dennis L. Fink, Executive Vice President and Chief Financial Officer, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

     (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2003	By:	/s/ Clarence H. Smith

Clarence H. Smith President and Chief Executive Officer

	By:	/s/ Dennis L. Fink

Dennis L. Fink Executive Vice President and Chief Financial Officer

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